SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITTIES
                     PURSUANT TO SECTION 12(b) OR (g) of the
                         SECURITIES EXCHANGE ACT of 1934

                      American Electric Power Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         New York                                             13-4922640
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(State of Incorporation or Organization)       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                                     43215
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(Address of Principal Executive Offices)                          (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[ ]

Securities Act registration statement file number to which this form relates:
333-86050, 333-86050-1, 333-86050-2 and 333-86050-3 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                 Name of each exchange on which
 To be so registered                 Each class is to be registered
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    Equity Units                      The New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The class of securities to be registered hereby is the Equity Units ("Equity Units") of American Electric Power Company, Inc., a New York corporation.

         For a description of the Equity Units, reference is made to the Prospectus Supplement dated June __, 2002 to the Prospectus contained in the Registration Statement on Form S-3, filed May 16, 2002 of AEP, AEP Capital Trust I, AEP Capital Trust II and AEP Capital Trust III (Registration Nos. 333-86050, 333-86050-1, 333-86050-2 and 333-86050-3), which description is incorporated herein by reference.

Item 2.  Exhibits

1. Prospectus and Prospectus Supplement (incorporated herein by reference to the Registration Statement on Form S-3, filed May 16, 2002).

2. Form of Stock Purchase Contract Agreement (incorporated herein by reference to Exhibit 4(k) to the Registration Statement on Form S-3, filed May 16, 2002).

3. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4(l) to the Registration Statement on Form S-3, filed May 16, 2002.)

4. Form of Equity Units (incorporated herein by reference to Exhibit A to Exhibit 4(k) to the Registration Statement on Form S-3, filed May 16, 2002).

5. Indenture between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form S-3, filed May 16, 2002).

6. Form of Supplemental Indenture between the Company and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-3, filed May 16, 2002).

7. Form of Note (incorporated herein by reference to Exhibit A to Exhibit 4(d) to the Registration Statement on Form S-3, filed May 16, 2002).


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    AMERICAN ELECTRIC POWER COMPANY, INC.

                                    By:      /s/ Geoffrey S. Chatas
                                    Name:        Geoffrey S. Chatas
                                    Title:      Assistant Treasurer

Dated:   May 23, 2002